November 6, 2015

BNY MELLON FUNDS TRUST

Supplement to Statement of Additional Information

dated December 31, 2014

The following supplements the information in the section of the SAI entitled "Manager's and Sub-Advisers' Compensation," which is re-named "Manager's and Sub-Advisers' Compensation; Compliance Services":

Compliance Services

The Trust's compliance program is developed, implemented and maintained by the Trust's Chief Compliance Officer (the "CCO") and his staff.  The funds bear a portion of the CCO's compensation (which is approved by the board), as well as the compensation of the CCO's staff and the expenses of the CCO and his staff (including administrative expenses).  The CCO's staff works exclusively on the compliance program and related matters for the funds and funds in the Dreyfus Family of Funds, and compensation and expenses of the CCO and his staff generally are allocated among such funds based on an equal amount per fund with incremental amounts allocated to funds with more service providers (including Sub-Advisers).  Such compensation and expenses for the Trust's last fiscal year were as follows:

Fund	CCO and Staff Compensation and Expenses

AAF	$8,873
BF	$8,296
CBF	$8,296
EMF	$8,296
FEOF	$8,296
IAF	$8,296
IBF	$8,296
IEIF	$8,296
IF	$8,296
ISF	$8,296
LCMOF	$9,450
LCSF	$8,296
MCMF	$10,027
MIMBF	$8,296
MMF	$8,296
MOF	$8,296
NIMBF	$8,296
NMMMF	$8,296
NSMBF	$8,296
NYITBF	$8,296
PIMBF	$8,296
SCMF	$8,296
SMCMF	$8,296
SUSGSF	$8,296
TLCMF	$9,450

MFT-SAISTK-1115